                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):   August 4, 2003
                                                          ----------------------

                       ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                  48-1156578
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(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)

               400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                              (913) 367-2121
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              (Registrant's telephone number, including area code)

                              Not Applicable
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         (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

On August 4, 2003, Atchison Casting Corporation (the "Company") and certain U.S.
subsidiaries filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), in the United States
Bankruptcy Court for the Western District of Missouri (the "Bankruptcy Court")
(Case No. 03-50965). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses as a
"debtors-in-possession" pursuant to Section 1107(a) and 1108 of the Bankruptcy
Code. A copy of the press release announcing the filing of the petition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

            Exhibit 99.1      Press Release dated August 4, 2003

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2003

                                   Atchison Casting Corporation

                                   By:      /s/ Kevin T. McDermed
                                      --------------------------------
                                            Kevin T. McDermed
                                            Chief Financial Officer